Dynamic VP HY Bond Fund

a Series of the
DIREXION INSURANCE TRUST

Supplement dated August 31, 2012
to the Prospectus and Statement of Additional Information (“SAI”)
dated April 30, 2012 as supplemented May 31, 2012

The Board of Trustees of the Direxion Insurance Trust (“Trust”) has appointed Angela Brickl, the Secretary of the Trust, to also serve as the Chief Compliance Officer (“CCO”) of the Trust.  Effective September 1, 2012, Ms. Brickl will replace Christopher Lewis as CCO of the Trust.  All references to the Trust’s CCO appearing in the Trust’s Prospectus and SAI are hereby revised to reflect this change.

For more information, please contact the Funds at (866) 851-0511.

Please retain this Supplement with the Prospectus and SAI.